SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2007

Date of Report (Date of Earliest Event Reported):

Systemax Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

          A press release regarding year-end 2006 financial results was issued by the Company on March 19, 2007, a copy of which is filed as an exhibit.

Item 9.01      Financial Statements and Exhibits

           (a)     Financial Statements of Business Acquired — not applicable

           (b)     Pro Forma Financial Information — not applicable

           (c)     Exhibits

99.1	Press Release of Systemax Inc., dated March 19, 2007, regarding financial results for the Year-End of 2006

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC. By: /s/ Curt Rush Name: Curt Rush Title: General Counsel and Secretary

Dated: March 19, 2007

Exhibit Index

99.1	Press Release of Systemax Inc., dated March 19, 2007, regarding financial results for the Year-End of 2006